Equity	6 Months Ended
Jun. 30, 2023
Equity [Abstract]
Equity

Note 5 - Equity

Share capital

As of June 30,2023, the Company’s share capital was composed of 7,878,501 Ordinary Shares issued and outstanding.

On June 1, 2022, the Company announced that its board of directors has authorized a share repurchase plan (the “Repurchase Plan”) allowing the Company to invest up to $1 million to repurchase its Ordinary Shares.

The Repurchase Plan authorizes the Company’s management to repurchase Ordinary Shares, from time to time, in open market transactions, and/or in privately negotiated transactions or in any other legally permissible ways, depending on market conditions, share price, trading volume and other factors. Such repurchases will be made in accordance with applicable U.S. securities laws and regulations, under the U.S. Securities Exchange Act of 1934, as amended, and applicable Israeli law, and was subject to the approval of the Israeli court, which ensured that the Company has enough resources for the Repurchase Plan without affecting its other on-going obligations and commitments. The Repurchase Plan does not obligate the Company to repurchase any specific number of the Ordinary Shares and may be suspended or terminated at any time at management’s discretion.

On March 31, 2023, the Company completed the Repurchase Plan. The Company repurchased 120,715 of its Ordinary Shares in the total amount of $119,133, representing approximately 1.5% of its issued and outstanding Ordinary Shares, at an average price of $0.987 per Ordinary Share.